Exhibit 10.2
AMENDMENT NUMBER TWO
to the
INDENTURE
dated as of October 1, 2007,
between
OPTION ONE ADVANCE TRUST 2007-ADV2,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
          This AMENDMENT NUMBER TWO (this “Amendment”) is made and is effective as of this 16th day of November, 2007, between Option One Advance Trust 2007-ADV2 (the “Issuer”), and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 1, 2007, (the “Indenture”) between the Issuer and the Indenture Trustee and accepted and acknowledged by Greenwich Capital Financial Products, Inc., as Agent.
RECITALS
          WHEREAS, on the terms and conditions set forth herein, the Issuer has requested that the Indenture Trustee amend the Indenture as provided herein;
          NOW THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. As used in this Amendment, capitalized terms have the same meanings assigned thereto in the Indenture.
          SECTION 2. Amendments.
          (a) Section 1.01 of the Indenture is hereby amended by replacing the definition of “Facility Fee”, “Maximum Note Balance” and “Pricing Side Letter” with the following definitions:
               “Facility Fee”: As defined in the Fee Side Letter.
               “Maximum Note Balance”: An amount equal to $750,000,000.
               “Pricing Side Letter”: The Amended and Restated Pricing Side Letter, dated November 16, 2007 entered into by the Issuer and the Indenture Trustee and consented to by the 66 2/3% Noteholder.”
          (b) Section 1.01 of the Indenture is hereby further amended by adding the following subsection to the definition of “Funding Termination Event”:
               “(k) Option One, by no later than January 31, 2008, fails to develop systems, reasonably acceptable to Agent, which monitor and track on a daily basis and at the loan level Advance Reimbursement Amounts relating to Loan Level Advances.”

          (c) Section 1.01 of the Indenture is hereby further amended by adding the following definition thereto:
               ““Fee Side Letter”: That certain letter, identified as such, dated as of November 16, 2007 entered into by the Issuer and the Indenture Trustee.”
          (d) Schedule I of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit A.
          (e) Schedule II of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit B.
          (f) Schedule A-2 of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit C.
          SECTION 3. Waiver. The parties hereto hereby waive the provisions of Sections 8.02 and 8.04 of the Indenture requiring the delivery of Tax Opinions and Opinions of Counsel with respect to any amendments of the Indenture.
          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Indenture or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.
          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 7. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation,

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representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2
By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner
Trustee

By:	/s/ Roseline K. Maney
	Name:	Roseline K. Maney
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and 66 2/3% Noteholder
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2
By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner
Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:	/s/ Jacqueline E. Kimball
	Name:	Jacqueline E. Kimball
	Title:	Vice President

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and 66 2/3% Noteholder
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2
By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner
Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Indenture Trustee

By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and 66 2/3% Noteholder
By:	/s/ Dominic Obaditch
Name:
Title:

Exhibit A
Schedule I

A-1

SCHEDULE I
LOAN LEVEL SECURITIZATION TRUSTS

		Servicing	Delinquency	Requiring
Investor No.	Investor Name	Advances	Advances	Amendment

250	OOMC Series 2003-5	Approved
257	Merrill Lynch Series 2003-OPT1	Approved	Approved
261	OOMC Loan Trust 2004-1	Approved
267	ACE 2004-OP1 STEP SERV FEE	Approved
269	SABR Trust 2004-OP1 — STEP SF	Approved	Approved
274	OOMC Loan Trust Series 2004-2	Approved
277	Lehman SAIL 2004-4	Approved		Yes
279	ABSC Series 2004-HE3	Approved	Approved
284	ABFC 2004-OPT4	Approved	Approved
287	OOMC Loan Trust Series 2004-3	Approved
288	UBS MASTR Series 2004-OPT2	Approved	Approved
289	ABFC 2004-OPT5	Approved	Approved
292	OOMLT 2005-1 STEP SERV FEE	Approved
294	Citigroup CMLTI 2005-OPT1	Approved	Approved
297	MASTR 2005-OPT1 STEP SERV FEE	Approved	Approved
299	CMLT 2005-OPT2 STEP SERV FEE	Approved	Approved
324	Lehman SAIL 2003-BC10 — STEP INV	Approved		Yes
330	Lehman SAIL 2004-8 STEP	Approved		Yes
333	Citigroup Mort Loan Trust 2004-OPT1 step	Approved	Approved
334	Barclays SABR Series 2004-OP2	Approved	Approved
346	Morgan Stanley 2004-OP1	Approved	Approved
360	Barclays SABR Series 2005-OP1	Approved	Approved
361	Lehman SAIL 2005-3	Approved		Yes
369	OOMLT 2005-2 STEP SERV FEE	Approved
370	SOUNDVIEW 2005-OPT1- PMI	Approved
372	Lehman SAIL 2005-5	Approved		Yes
377	Citigroup CMLTI 2005-OPT3	Approved	Approved
380	OOMLT 2005-3	Approved
381	ABSC 2005-HE6	Approved	Approved
384	JPMAC 2005-OPT1	Approved	Approved
386	Soundview 2005-OPT2	Approved	Approved
391	Citigroup CMLTI 2005-OPT4	Approved
396	Soundview 2005-OPT3	Approved	Approved
397	OOMLT 2005-4	Approved
401	OOMLT 2005-5	Approved

		Servicing	Delinquency	Requiring
Investor No.	Investor Name	Advances	Advances	Amendment

402	SGMS 2005-OPT1	Approved
406	SOUNDVIEW 2005-OPT4	Approved	Approved
412	OOMLT 2006-1	Approved
413	SABR 2005-OP2	Approved	Approved
414	JPMAC 2005-OPT2	Approved	Approved
416	HSBC HASCO 2006-OPT1	Approved		Yes
417	Barclays SABR Series 2006-OP1	Approved	Approved
420	HSBC HASCO 2006-OPT2	Approved		Yes
422	Soundview2006-OPT1	Approved	Approved
423	Carrington 2006-OPT1	Approved
425	HSBC HASCO 2006-OPT3	Approved		Yes
428	ABSC 2006-HE3	Approved	Approved
429	Soundview 2006-OPT2	Approved	Approved
430	Lehman SASCO 2006-OPT1	Approved		Yes
432	HSBC HASCO 2006-OPT4	Approved		Yes
434	ACE 2006-OP1	Approved
435	Soundview 2006-OPT3	Approved	Approved
437	Soundview 2006-OPT4	Approved	Approved
440	Soundview 2006-OPT5	Approved	Approved
441	OOMC Loan Trust Series 2006-2	Approved
442	ABSC 2006-HE5	Approved	Approved
445	ABFC 2006-OPT1	Approved	Approved
449	ABFC 2006-OPT2	Approved	Approved
450	OOMLT 2006-3	Approved
551	ACE 2006-OP2	Approved
554	ABFC 2006-OPT3	Approved	Approved
559	SGMS 2006-OPT2- Dual Cutoff	Approved
565	OOMLT 2007-01- Dual Cutoff	Approved
566	OOMC Loan Trust Series 2007-FXD1	Approved
567	HSBC HASCO 2007-OPT1	Approved		Yes
569	OOMC Loan Trust Series 2007-CP1	Approved
571	OOMC Loan Trust Series 2007-2	Approved
574	OOMC Loan Trust Series 2007-FXD2	Approved
575	OOMC Loan Trust Series 2007-3	Approved
576	OOMC Loan Trust Series 2007-HL1	Approved
577	OOMC Loan Trust Series 2007-4	Approved
578	OOMC Loan Trust Series 2007-5	Approved
581	Soundview 2007-OPT1	Approved	Approved
623	Lehman Bros SASCO 1999-BC4	Approved		Yes
626	OOMC Loan Trust 2000-A (FHLMC T023	Approved	Approved	Yes
630	OOMC Series 2000-B	Approved

		Servicing	Delinquency	Requiring
Investor No.	Investor Name	Advances	Advances	Amendment

640	OOMC Loan Trust 2000-5	Approved
642	OOMC Loan Trust 2000-D	Approved
645	OOMC Loan Trust 2001-A (FHLMC T31)	Approved
652	OOMC Loan Trust 2001-B (FHLMC T032 )	Approved
654	OOMC Loan Trust 2001-C (FHLMC TO )	Approved
658	OOMC Loan Trust 2001-D (FHLMC T036)	Approved
666	OOMC Loan Trust 2002-A -STEP SERV FEE	Approved
669	OOMC Loan Trust 2002-3-STEP	Approved		Yes
687	OOMC Series 2003-1	Approved
688	UBS — MASTR 2003-OPT1	Approved	Approved
690	OOMC Loan Trust 2003-2	Approved
691	OOMC Series 2003-3	Approved
693	OOMC Series 2003-4 StepSvcFee	Approved

Exhibit B
Schedule II

B-1

SCHEDULE II
POOL LEVEL SECURITIZATION TRUSTS

		Delinquency	Requiring
Investor No.	Investor Name	Advance	Amendment

250	OOMC Series 2003-5	Approved
261	OOMC Loan Trust 2004-1	Approved
267	ACE 2004-OP1 STEP SERV FEE	Approved
274	OOMC Loan Trust Series 2004-2	Approved
277	Lehman SAIL 2004-4	Approved	Yes
287	OOMC Loan Trust Series 2004-3	Approved
292	OOMLT 2005-1 STEP SERV FEE	Approved
324	Lehman SAIL 2003-BC10 — STEP INV	Approved	Yes
330	Lehman SAIL 2004-8 STEP	Approved	Yes
361	Lehman SAIL 2005-3	Approved	Yes
365	ABFC Series 2005-HE1 STEP SF	Approved	Yes
372	Lehman SAIL 2005-5	Approved	Yes
380	OOMLT 2005-3	Approved
391	Citigroup CMLTI2005-OPT4	Approved
397	OOMLT 2005-4	Approved
401	OOMLT 2005-5	Approved
402	SGMS 2005-OPT1	Approved
412	OOMLT 2006-1	Approved
416	HSBC HASCO 2006-OPT1	Approved	Yes
420	HSBC HASCO 2006-OPT2	Approved	Yes
423	Carrington 2006-OPT1	Approved
425	HSBC HASCO 2006-OPT3	Approved	Yes
430	Lehman SASCO 2006-OPT1	Approved	Yes
432	HSBC HASCO 2006-OPT4	Approved	Yes
434	ACE 2006-OP1	Approved
441	OOMC Loan Trust Series 2006-2	Approved
448	Merrill Lynch Series 2006-OPT1	Approved
450	OOMLT 2006-3	Approved
551	ACE 2006-OP2	Approved
559	SGMS 2006-OPT2- Dual Cutoff	Approved
565	OOMLT 2007-01- Dual Cutoff	Approved
566	OOMC Loan Trust Series 2007-FXD1	Approved
567	HSBC HASCO 2007-OPT1	Approved	Yes
569	OOMC Loan Trust Series 2007-CP1	Approved
571	OOMC Loan Trust Series 2007-2	Approved

		Delinquency	Requiring
Investor No.	Investor Name	Advance	Amendment

573	Merrill Lynch Series 2007-HE2	Approved
574	OOMC Loan Trust Series 2007-FXD2	Approved
575	OOMC Loan Trust Series 2007-3	Approved
576	OOMC Loan Trust Series 2007-HL1	Approved
577	OOMC Loan Trust Series 2007-4	Approved
578	OOMC Loan Trust Series 2007-5	Approved
623	Lehman Bros SASCO 1999-BC4	Approved	Yes
630	OOMC Series 2000-B	Approved
640	OOMC Loan Trust 2000-5	Approved
642	OOMC Loan Trust 2000-D	Approved
645	OOMC Loan Trust 2001-A (FHLMC T31)	Approved
652	OOMC Loan Trust 2001-B (FHLMC T032 )	Approved
654	OOMC Loan Trust 2001-C (FHLMC T0 )	Approved
658	OOMC Loan Trust 2001-D (FHLMC T036)	Approved
666	OOMC Loan Trust 2002-A -STEP SERV FEE	Approved
669	OOMC Loan Trust 2002-3 -STEP	Approved	Yes
687	OOMC Series 2003-1	Approved
690	OOMC Loan Trust 2003-2	Approved
691	OOMC Series 2003-3	Approved
693	OOMC Series 2003-4 StepSvcFee	Approved

Exhibit C
Schedule A-2

C-1

SCHEDULE A-2
SCHEDULE OF ADDITIONAL RECEIVABLES
AVAILABLE UPON REQUEST